Filed Pursuant to Rule 497(e)
1933 Act: 033-98726
1940 Act: 811-09120

Prudent Bear Funds, Inc.

August 22, 2008

Supplement to the Prospectus dated January 31, 2008
As supplemented on May 30, 2008

No Load Shares

        This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Reorganization of the Funds

        On July 15, 2008, Federated Investors, Inc. announced that it had reached a definitive agreement to acquire certain assets of David W. Tice & Associates LLC that relate to the management of the Prudent Bear Fund and the Prudent Global Income Fund (collectively, the “Funds”). The purchase price of the transaction includes a $43.0 million initial payment and future contingent payments of up to $99.5 million over the next four years.

        In connection with the proposed acquisition, on August 8, 2008, the Funds’ Board of Directors approved and recommended submitting to shareholders the following proposals:

1.	For shareholders of the Prudent Bear Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Prudent Bear Fund, a portfolio of Federated Equity Funds, would acquire all of the assets and stated liabilities of the Prudent Bear Fund in exchange for Class A Shares and Class C Shares of the Federated Prudent Bear Fund to be distributed pro rata by the Prudent Bear Fund to its shareholders of No Load Shares and Class C Shares, respectively, in complete liquidation and termination of the Prudent Bear Fund; and

2.	For shareholders of the Prudent Global Income Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Prudent Global Income Fund, a portfolio of Federated Income Securities Trust, would acquire all of the assets and stated liabilities of the Prudent Global Income Fund in exchange for Class A Shares of the Federated Prudent Global Income Fund to be distributed pro rata by the Prudent Global Income Fund to its shareholders of No Load Shares, in complete liquidation and termination of the Prudent Global Income Fund.

        Shareholders of each of the Funds will vote separately on the proposal to reorganize their respective Fund.

        The Federated Prudent Bear Fund and the Federated Prudent Global Income Fund (collectively, the “Federated Funds”) have been created to continue the investment operations of the Funds as part of the Federated fund complex, and will utilize the same core investment process going forward. Recognizing the importance of stable management, key members of the Funds’ investment teams will be employed by Federated Investors, Inc., or one of its affiliates, and will continue to manage the Federated Funds.

        Federated Equity Funds and Federated Income Securities Trust have filed a preliminary prospectus/proxy statement on Form N-14 with the Securities and Exchange Commission in connection with the proposed reorganization of the Funds. The definitive prospectus/proxy statement will be sent to shareholders of the Funds to seek their approval of the reorganization of the Funds. Shareholders are urged to read the definitive prospectus/proxy statement and proxy card when they become available, because they will contain important information about the proposed reorganization.

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The date of this Supplement is August 22, 2008.

Please retain this Supplement for future reference.